Exhibit 10.2
WARRANT __
WARRANT TO PURCHASE SHARES
OF COMMON STOCK
OF OMNI BIO PHARMACEUTICAL, INC.
Warrant to Purchase _____ Shares of Common Stock
(subject to adjustment as set forth herein)
Exercise Price $2.00 Per Share
(subject to adjustment as set forth herein)
VOID AFTER 5 P.M., MDT, _______, 2016
THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND REGULATION D UNDER THE ACT AND HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS. AS SUCH, THE PURCHASE OF THIS SECURITY WAS NECESSARILY WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT AND ANY STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHERMORE, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, WITHOUT THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTIONS RELIED UPON BY THE COMPANY IN ORIGINALLY DISTRIBUTING THE SECURITY AND THAT REGISTRATION IS NOT REQUIRED.
Omni Bio Pharmaceutical, Inc., 5350 South Roslyn, Suite 430, Greenwood Village, CO 80111 (the “Company”), hereby certifies that, for value received,  _____  [name]  _____,  _____  [Address]  _____  (who, together with any subsequent holder of the Warrant, is referred to as the “Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company at any time before 5 p.m., MDT time, on  _____, 2016 (the “Expiration Date”), up to  _____  (_____) shares (the “Shares”) of the Company’s $.001 par value Common Stock (the “Common Stock”) at a purchase price of $2.00 per Share (the “Exercise Price”).
The term “Warrant” as used herein shall include this Warrant and any Warrants issued in substitution for or replacement of this Warrant, or any Warrants into which this Warrant may be divided or exchanged. The number and character of the securities purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment as provided below.
This Warrant may be assigned, transferred, sold, offered for sale, or exercised, in whole or in part, by the Holder upon compliance with all the pertinent provisions hereof.

1.	Exercise of Warrant.
(a)
Subject to the other terms and conditions of this Warrant, the purchase rights evidenced by this Warrant may be exercised in whole or in part at any time, and from time to time before the Expiration Date, by the Holder’s presentation and surrender of this Warrant to the Company at its principal office, accompanied by a duly executed Notice of Exercise, in the form attached to and by this reference incorporated in this Warrant as Exhibit A, and by payment of the aggregate Exercise Price, in immediately available funds, for that number of Shares specified in the Notice of Exercise. In the event this Warrant is exercised in part only, as soon as is practicable after the presentation and surrender of this Warrant to the Company for exercise, the Company shall execute and deliver to the Holder a new Warrant, containing the same terms and conditions as this Warrant, evidencing the right of the Holder to purchase that number of Shares as to which this Warrant has not been exercised.

(b)
Upon receipt of this Warrant by the Company as described in subsection (a) above, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the transfer books of the Company may then be closed or that certificates representing such Shares may not have been prepared or actually delivered to the Holder.

2.	Exchange, Assignment or Loss of Warrant.
(a)
This Warrant may be sold, transferred or assigned at any time after the Warrant has vested, in whole or in part, if (i) the transfer is by operation of law as a result of the death of the Holder and (ii) to such other persons for which transaction an exemption from the registration requirements of the Act can be established to the satisfaction of the Company. Any assignment or transfer of this Warrant shall be made by the presentation and surrender of this Warrant to the Company at its principal office, accompanied by a duly executed Assignment Form, in the form attached to and by this reference incorporated in this Warrant as Exhibit B. Upon the presentation and surrender of these items to the Company, the Company, at its sole expense, shall execute and deliver to the new Holder(s) a new Warrant(s), containing the same terms and conditions as this Warrant, in the name of the new Holder(s) as named in the Assignment Form, and this Warrant shall at that time be canceled.

(b)
The Company will execute and deliver to the Holder a new Warrant containing the same terms and conditions as this Warrant upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, provided that (i) in the case of loss, theft, or destruction, the Company receives from the Holder a reasonably satisfactory indemnification, and (ii) in the case of mutilation, the Holder presents and surrenders this Warrant to the Company for cancellation. Any new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company regardless of whether the Warrant that was lost, stolen, destroyed, or mutilated shall be enforceable by anyone at any time.

3.	Anti-Dilution Provisions.
3.1	Stock Splits, Dividends, Etc.
(a)
If the Company shall at any time subdivide its outstanding shares of Common Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the Exercise Price pursuant to this section shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefore.

(b)
Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this section, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

3.2
Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

3.3
Certificate as to Adjustments. In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Company setting forth such adjustment and showing the facts upon which such adjustment is based. The Company shall forthwith mail a copy of each such certificate to each Holder. The failure to prepare or provide such certificate shall not modify the rights of any party hereunder.

3.4	Notices of Record Date, Etc. In case:
(a)
the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any cash dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

(b)	of any event under Section 3.2 or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such event, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such event. Such notice shall be mailed at least twenty (20) days prior to the date therein specified, and this Warrant may be exercised prior to said date during the term of the Warrant.
3.5
Threshold for Adjustments. Anything in this section to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment until the cumulative resulting adjustment in the Exercise Price pursuant to this Section 3 shall have required a change of the Exercise Price by at least $.01, but when the cumulative net effect of more than one adjustment so determined shall be to change the Exercise Price by at least $.01, such full change in the Exercise Price shall thereupon be given effect. No adjustment shall be made by reason of the issuance of shares upon conversion rights, stock issuance rights or similar rights currently outstanding or any change in the number of treasury shares held by the Company.

4.
Reservation of Shares. The Company hereby agrees that at all times prior to the Expiration Date, it will have authorized and will reserve and keep available for issuance and delivery to the Holder that number of Shares that may be required from time to time for issuance and delivery upon the exercise of the then unexercised portion of this Warrant and all other similar Warrants then outstanding and unexercised.

5.	Representations and Warranties of the Holder.
(a)
The Holder represents and warrants that the Holder is acquiring this Warrant and the Shares solely for the Holder’s own account for investment and not with a view to or for sale or distribution of said Warrant or Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of this Warrant and Shares the Holder is acquiring are being acquired for, and will be held for, the Holder’s account only.

(b)
The Holder understands that this Warrant and the Shares have not been registered under the Act, or the securities laws of any applicable state, on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding the Holder’s representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(c)
The Holder recognizes that this Warrant and the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register this Warrant or the Shares, or to comply with any exemption from such registration. This Warrant, the Shares, and all other securities issued or issuable upon exercise of this Warrant, may not be offered, sold or transferred, in whole or in part, except in compliance with the Act, and except in compliance with all applicable state securities statutes.

(d)	The Holder understands and agrees that all certificates evidencing the Shares shall bear legends substantially in the form of the following:
THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND REGULATION D UNDER THE ACT AND HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS. AS SUCH, THE ACQUISITION OF THIS SECURITY WAS NECESSARILY WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT AND ANY STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHERMORE, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, WITHOUT THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTIONS RELIED UPON BY THE COMPANY IN ORIGINALLY DISTRIBUTING THE SECURITY AND THAT REGISTRATION IS NOT REQUIRED.
6.
Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of all or any part of this Warrant. With respect to any fraction of a Share of any security called for upon any exercise of this Warrant, the Company shall pay to the Holder an amount in money equal to that fraction multiplied by the Fair Market Value of that Share. “Fair Market Value” shall be the last reported sale price of the Common Stock on a publicly traded market for the Common Stock on the last business day prior to the date of the applicable exercise of this Warrant, or if no such sale is made on such day, the reported closing price for such day; provided that if at the time a publicly traded market for the Common Stock does not exist on any national securities exchange (including the Nasdaq Stock Market), or the OTC Bulletin Board, “Fair Market Value” shall be the fair market value of a share determined in good faith by the Company.

7.	Piggyback Registration.
(a)
If the Company at any time from and after the date of this Warrant proposes to register under the Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) any of its securities, it will give written notice to the Holder of this Warrant and any shares issuable upon exercise hereof (the “Warrant Shares”) of its intention to do so and, on the written request of the Holder hereof given within twenty (20) days after receipt of any such notice (which request shall specify the interest in this Warrant or the Warrant Shares intended to be sold or disposed of by the holder hereof and describe the nature of any proposed sale or other disposition thereof), the Company will use its reasonable best efforts to cause all such Warrant Shares covered by the notice to be included in such registration statement proposed to be filed by the Company; provided that:

(i)
if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant Shares proposed to be offered by the Holder for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter;

(ii)
the Company may, at its sole discretion and without the consent of the Holder of the Warrant Shares, withdraw such registration statement and abandon the proposed offering in which such holder had requested to participate;

(iii)
if the offering to which the registration statement relates is to be distributed by or through an underwriter, the Holder of the Warrant Shares shall agree, as a condition to the inclusion of such holder’s securities in such registration, to sell securities held by such holder through such underwriter on the same terms and conditions as the underwriter agrees to sell securities on behalf of the Company and not to sell, transfer, pledge, assign or otherwise dispose of the Warrant Shares not sold by such holder in such offering for such period (up to 180 days after the effective date of the registration statement) as may be required by the underwriter; and

(iv)
the Company shall not be obligated to include any Warrant Shares in any such registration if the Holder is able to sell all of the Warrant Shares in a single transaction pursuant to Rule 144 under the Act (or any other similar rule or regulation) during the three-month period beginning on the date such notice is received by such holder, calculated as of the date of such receipt.

(b)
Upon the exercise of registration rights pursuant to this Section 7, the Holder agrees to supply the Company with such information as may be required by the Company to register or qualify the shares to be registered.

(c)
With respect to each inclusion of securities in a registration statement pursuant to this Section 7, the Company shall bear the following fees, costs, and expenses: all registration, filing and FINRA fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holder of Warrant Shares, underwriting discounts and commissions, and transfer taxes for selling holder and any other expenses relating to the sale of securities by the selling Holder not expressly included above shall be borne by the selling Holder.

8.	Call. The Company shall have the option to “call” the exercise of the Warrant from time to time, in accordance with and governed by the following:
(a)
The Company shall exercise the Warrant Call by giving to the Holder a notice of call upon twenty (20) days written notice (the “Call Notice”) during the period in which the Warrant Call may be exercised. The effective date of each Call Notice (the “Call Date”) is the date on which notice is effective under the notice provision of Section 12 of this Warrant.

(b)
The Company’s right to exercise the Warrant Call shall commence twenty (20) trading days after the actual effective date of a registration statement covering the Common Stock underlying this Warrant and end twenty (20) days prior to the Expiration Date.

(c)
The number of shares of Common Stock to be issued upon exercise of the Warrants which are subject to a Call Notice must be registered with the SEC through a registration statement effective from thirty (30) business days prior to the Call Date and through the date such Common Stock is actually delivered to the Warrant Holder (the “Delivery Date”).

(d)
A Call Notice may be given by the Company only within ten (10) days after the Common Stock has had a closing price as reported for the Principal Market (as defined below) of not less than $4.00 per share for twenty out of thirty consecutive trading days (the “Lookback Period”) with trading volume in excess of 25,000 shares per day on such twenty days.

(e)
For purposes hereof, the Principal Market for the Company shall be as follows: If the Company’s Common Stock is traded on an exchange or is quoted on Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market then such exchange shall be the Principal Market. If the Company’s Common Stock is not traded on an exchange, but is traded in the over-the-counter market, then that shall be the Principal Market.

(f)	The Common Stock must be listed on the Principal Market for the Lookback Period and through the Delivery Date.

(g)
The Holder shall exercise his Warrant rights and purchase the called Warrant Shares and pay for same within twenty (20) days after the Call Date. If the Holder fails to timely pay the amount required by the Warrant Call, the Company’s sole remedy shall be to cancel a corresponding amount of the Holder’s Warrants.

9.
Rights of the Holder. The Holder shall not be entitled to any rights as a shareholder of the Company by reason of this Warrant, either at law or equity. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish to the Holder of this Warrant at the Holder’s request copies of all reports and communications furnished to the shareholders of the Company.

10.
Taxes Due Upon Exercise, Etc. The Company shall pay any and all issue or transfer taxes, including, but not limited to, all federal or state taxes, that may be payable with respect to the transfer of this Warrant or the issue or delivery of Shares upon the exercise of this Warrant. The Holder shall be responsible, and shall pay, any income or other taxes that may be due upon sale or other disposition of this Warrant or the Shares.

11.
Shares to be Fully Paid. The Company covenants that all Shares that may be issued and delivered to the Holder of this Warrant upon the exercise of this Warrant will be, upon such delivery, validly and duly issued, fully paid and non-assessable.

12.
Notices. All notices, certificates, requests, or other similar items provided for in this Warrant shall be in writing and shall be personally delivered or deposited in the United States mail, postage prepaid, addressed to the respective party as indicated in the portions of this Warrant preceding Section 1. All notices shall be deemed to be delivered upon personal delivery or upon the expiration of three (3) business days following deposit in the United States mail, postage prepaid. The addresses of the parties may be changed, and addresses of other Holders and holders of Shares may be specified, by written notice delivered pursuant to this Section 12. The Company’s principal office shall be deemed to be the address provided pursuant to this Section for the delivery of notices to the Company.

13.
Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado, and courts located in Colorado shall have exclusive jurisdiction over all disputes arising hereunder except as provided in Section 12 hereof.

14.
Dispute Resolution. The parties shall attempt in good faith to resolve any controversy or claim arising out of or relating to this Warrant, or the breach, termination, or validity thereof (a “Dispute”) promptly by negotiation between the parties. If a Dispute has not been resolved within thirty (30) days by negotiation, the parties shall attempt to mediate the Dispute through the selection of a mutually agreeable mediator who shall conduct such mediation in confidence. If a Dispute is not resolved by mediation within sixty (60) days of submission to the mediator, then the Dispute shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and governed by the United States Arbitration Act, 9 U.S.C. §§ 1-16, except as otherwise provided herein. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of any dispute resolution hereunder shall be Denver, Colorado. Each party shall be responsible for its own attorney fees incurred during any phase of dispute resolution. The arbitrator shall apply the law to the dispute in the same manner as a judge as though the dispute was before a court of law of the State of Colorado. The arbitrator shall have the authority to award any remedy or relief that a court of the State of Colorado could order or grant, including, without limitation, specific performance of any obligation created under the Agreement, the issuance of an injunction, or the imposition of sanctions for abuse or frustration of the arbitration process. Notwithstanding the foregoing, the arbitrator shall not have authority to award punitive damages. The parties shall take all reasonable steps necessary to conduct a hearing no later than forty-five (45) days after submission of the matter to arbitration. The arbitrator shall render his decision within fifteen (15) days after the close of the arbitration hearing. The arbitration award shall be in writing and shall specify the factual and legal bases for the award.

15.
Market Standoff Agreement. The Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by the Holder, for a period of time specified by the managing underwriter(s) or placement agent(s), as applicable (not to exceed one hundred eighty (180) days) following the effective date of a primary underwritten public offering by the Company of any Common Stock (or other securities) or private placement by the Company of any Common Stock (or other securities). Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) or placement agent(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period. The underwriters or placement agents of the Company’s stock are intended third party beneficiaries of this Section 15 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

16.	Miscellaneous Provisions.
(a)
Subject to the terms and conditions contained herein, this Warrant shall be binding on the Company and its successors and shall be binding on and inure to the benefit of the original Holder, his successors and assigns and all holders of Shares and the exercise of this Warrant in full shall not terminate the provisions of this Warrant as it relates to holders of Shares received upon exercise of this Warrant.

(b)
This Warrant cannot be changed or terminated or any performance or condition waived in whole or in part except by an agreement in writing signed by the party against whom enforcement of the change, termination or waiver is sought.

(c)
If any provision of this Warrant shall be held to be invalid, illegal or unenforceable, such provision shall be severed, enforced to the extent possible, or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability shall not affect the remainder of this Warrant.

(d)
The Company agrees to execute such further agreements, conveyances, certificates and other documents as may be reasonably requested by the Holder to effectuate the intent and provisions of this Warrant.

(e)
Paragraph headings used in this Warrant are for convenience only and shall not be taken or construed to define or limit any of the terms or provisions of this Warrant. Unless otherwise provided, or unless the context shall otherwise require, the use of the singular shall include the plural and the use of any gender shall include all genders.

OMNI BIO PHARMACEUTICAL, INC.

ATTEST:

By:		By:
	Robert Ogden		Edward Larkin
	Chief Financial Officer and Secretary		Chief Operating Officer
Date:

EXHIBIT A
OMNI BIO PHARMACEUTICAL, INC.
NOTICE OF EXERCISE
(To be executed by a Holder desiring to exercise the right to purchase Shares pursuant to a Warrant.)
The undersigned Holder of a Warrant hereby:
(a) irrevocably elects to exercise the Warrant to the extent of purchasing  _____  Shares;
(b) makes payment in full of the aggregate Exercise Price for those Shares in the amount of $_______ by the delivery of immediately available funds in the amount of $_______;
(c) requests that certificates evidencing the securities underlying such Shares be issued in the name of the undersigned, or, if the name and address of some other person is specified below, in the name of such other person:

(Name and address of person other than the undersigned in whose name Shares are to be registered)
(d) requests, if the number of Shares purchased are not all the Shares purchasable pursuant to the unexercised portion of the Warrant, that a new Warrant of like tenor for the remaining Shares purchasable pursuant to the Warrant be issued and delivered to the undersigned at the address stated below.

Dated:
Signature
(This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant.)

Social Security Number

or Employer ID Number		Printed Name
Address:

EXHIBIT B
OMNI BIO PHARMACEUTICAL, INC.
ASSIGNMENT FORM
FOR VALUE RECEIVED, the undersigned,                                          , hereby sells, assigns and transfers unto:

Name:
(Please type or print in block letters)

Address	:

Tax ID or SSN:
the right to purchase                      Shares of Omni Bio Pharmaceutical, Inc. (the “Company”) pursuant to the terms and conditions of the Warrant held by the undersigned. The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee at the above address a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Shares remaining pursuant to the undersigned’s Warrant after the assignment contemplated herein, to issue and deliver to the undersigned at the address stated below a new Warrant evidencing the right to purchase the number of Shares remaining after issuance and delivery of the Warrant to the above-named assignee. Except for the number of Shares purchasable, the new Warrants to be issued and delivered by the Company are to contain the same terms and conditions as the undersigned’s Warrant. To complete the assignment contemplated by this Assignment Form, the undersigned hereby irrevocably constitutes and appoints                                                              as the undersigned’s attorney-in-fact to transfer the Warrants and the rights thereunder on the books of the Company with full power of substitution for these purposes.

Dated:

Signature
(This signature must conform in all respects
to the name of the Holder as specified on the
face of the Warrant.)

Printed Name

Address:

12